Exhibit 99.1

POWERSECURE AND GOVERNMENT OF BAHAMAS SIGN MANAGEMENT SERVICES AGREEMENT FOR BAHAMAS POWER AND LIGHT

—Milestone in reform of Bahamas energy sector—

—Agreement targets customer cost reductions and reliability improvements—

—Improved customer service and renewable energy key components of plan—

—Rate reduction bond will replace legacy debt and enable new investment in infrastructure to reduce costs—

—35-year utility veteran Jeff Wallace appointed CEO of BPL—

WAKE FOREST, North Carolina, – February 9, 2016 – PowerSecure (NYSE: POWR) announced today that the company has signed a Management Services Agreement (MSA) with the government of The Bahamas under which PowerSecure will provide its management services to Bahamas Power and Light (BPL) for the next five years.

The MSA includes a business plan which outlines cost-reduction and reliability targets along with renewable energy and customer service initiatives for New Providence and the Family Islands.

“Today is an exciting new day in The Bahamas as we progress into a formal relationship with PowerSecure to implement a robust business plan with the goal to reduce customer electricity costs and provide increased reliability,” said Nathaniel Beneby, chairman of the board for BPL.

Recently passed energy reform legislation by The Bahamas provided for the incorporation of BPL, as a wholly-owned subsidiary of Bahamas Electricity Corporation (BEC), to provide safe and secure electrical services for The Bahamas in a modernized and cost-effective manner. The new legislation also calls for the issuance of a rate reduction bond, which BPL intends to be utilized to refinance BEC’s existing legacy debt and to fund infrastructure and efficiency investments for BPL which would result in a net reduction to customer electricity bills.

“It is an honor and a blessing to be selected to serve the Bahamian people. PowerSecure team members, especially our chief utility officer, Ronnie Brannen, and our chief sales officer, Mark Martyak, have spent hundreds of hours on the ground in New Providence and across all of the Family Islands rigorously assessing the current condition of existing assets and developing renewable energy and other exciting approaches aimed at improving the efficiency and reliability of electricity for The Bahamas for years to come,” said Sidney Hinton, chief executive officer of PowerSecure.

Under the terms of the MSA, in addition to PowerSecure receiving a baseline annual management fee of $2 million, BPL must achieve pre-defined key performance indicators (KPIs) related to cost-reductions, reliability improvements and customer-service enhancements in order for PowerSecure to receive potential additional performance-based compensation of up to 150 percent of the management fee per year.

Additionally, the BPL board of directors has appointed Jeff Wallace as the new CEO of BPL, effective immediately. Mr Wallace has more than 35 years of utility experience and over the past 10 years served as the vice president of fuel procurement for Southern Company, where he was responsible for managing $7 billion in fuel procurement, planning and delivery programs for 85 power plants.

“I look forward to meeting the team at BPL and working towards creating a world-class utility delivering highly-reliable, low-cost power to the Bahamian people and fostering a culture of excellence at BPL that allows our employees to grow professionally and contribute to a thriving workplace,” Wallace said.

About PowerSecure

PowerSecure International, Inc. is a leading provider of utility and energy technologies to electric utilities, and their industrial, institutional and commercial customers. PowerSecure provides products and services in the areas of Interactive Distributed Generation® (IDG®), solar energy, energy efficiency and utility infrastructure.

The company is a pioneer in developing IDG® power systems with sophisticated smart grid capabilities, including the ability to 1) forecast electricity demand and electronically deploy the systems to deliver more efficient, and environmentally friendly, power at peak power times, 2) provide utilities with dedicated electric power generation capacity to utilize for demand response purposes and 3) provide customers with the most dependable standby power in the industry. Its proprietary distributed generation system designs utilize a range of technologies to deliver power, including renewables.

The company’s energy efficiency products and services include energy efficient lighting solutions that utilize LED technologies to improve lighting quality, and the design, installation and maintenance of energy conservation measures which we offer, primarily as a subcontractor, to large energy service company providers, called ESCOs, for the benefit of commercial, industrial and institutional customers as end users and directly to retailers.

PowerSecure also provides electric utilities with transmission and distribution infrastructure maintenance and construction services, and engineering and regulatory consulting services. Additional information is available at www.powersecure.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of and made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are all statements other than statements of historical facts, including but not limited to the future performance of BPL, the future condition, efficiency and reliability of the electricity industry in The Bahamas and the achievement of the KPIs and incentive compensation under the MSA; the outlook for the company’s growth and profitability and its future revenues, earnings, margins, cash resources and cash flow and other financial and operating information and data; the company’s future business operations, strategies and prospects; and all other statements concerning the plans, intentions, expectations, projections, hopes, beliefs, objectives, goals and strategies of management, including statements about other future financial and non-financial items, performance or events and about present and future products, services, technologies and businesses; and statements of assumptions underlying the foregoing.

Forward-looking statements are not guarantees of future performance or events and are subject to a number of known and unknown risks, uncertainties and other factors that are difficult to predict and could cause actual results to differ materially from those expressed, projected or implied by such forward-looking statements. Important risks, uncertainties and other factors include, but are not limited to, the on-going uncertainty and inconsistency in the economy, financial markets and business markets and the effects thereof on the company’s markets and customers, the demand for its products and services, and the company’s access to capital; the economic and market uncertainties in The Bahamas generally and those specific to the electricity markets; the ability of BPL to achieve the anticipated KPIs and performance targets, including cost-reductions, efficiencies, and reliability in the electricity market; the ability of BPL to raise sufficient capital to refinance its existing debt and to finance future initiatives; the ability of the Company to help BPL achieve the targeted performance, operational, financial and other goals under the MSA; changes in future legislation and regulations in The Bahamas; the liability of the Company for damages under the MSA; environmental risks in managing electricity and power generating operations and businesses; the effects of pending and future litigation, claims and disputes including any future claims that might arise under the MSA or in connection with the Company’s actions or omissions in The Bahamas; and other risks, uncertainties and other factors identified from time to time in its reports filed with or furnished to the Securities and Exchange Commission, including the company’s most recent Annual Report on Form 10-K, as well as subsequently filed reports on Form 10-Q and Form 8-K, copies of which may be obtained by visiting the investor relations page of the company’s website at www.powersecure.com or the SEC’s website at www.sec.gov.

Accordingly, there is no assurance that the results expressed, projected or implied by any forward-looking statements will be achieved, and readers are cautioned not to place undue reliance on any forward-looking statements. The forward-looking statements in this press release speak only as of the date hereof and are based on the current plans, goals, objectives, strategies, intentions, expectations and assumptions of, and the information currently available to, management. The company assumes no duty or obligation to update or revise any forward-looking statements for any reason, whether as the result of changes in expectations, new information, future events, conditions or circumstances or otherwise.

Contact:

John Bluth

PowerSecure International, Inc.

(919) 453-2103